UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2019

Date of reporting period:  November 30, 2019

Item 1. Reports to Stockholders.

Annual Report

Convergence Long/Short Equity Fund
Convergence Market Neutral Fund

November 30, 2019

Investment Adviser

Convergence Investment Partners, LLC
3801 PGA Boulevard
Suite 1001
Palm Beach Gardens, Florida 33410

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	8

CONVERGENCE LONG/SHORT EQUITY FUND
SCHEDULE OF INVESTMENTS	14
SCHEDULE OF SECURITIES SOLD SHORT	21

CONVERGENCE MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS	29
SCHEDULE OF SECURITIES SOLD SHORT	36

STATEMENTS OF ASSETS AND LIABILITIES	44

STATEMENTS OF OPERATIONS	45

STATEMENTS OF CHANGES IN NET ASSETS
CONVERGENCE LONG/SHORT EQUITY FUND	46
CONVERGENCE MARKET NEUTRAL FUND	47

STATEMENTS OF CASH FLOWS	48

FINANCIAL HIGHLIGHTS
CONVERGENCE LONG/SHORT EQUITY FUND	50
CONVERGENCE MARKET NEUTRAL FUND	52

NOTES TO FINANCIAL STATEMENTS	54

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	66

NOTICE OF PRIVACY POLICY & PRACTICES	67

ADDITIONAL INFORMATION	68

Convergence Investment Partners
2019 Annual Shareholder Report

Convergence Long/Short Equity Fund (MARNX)
Convergence Market Neutral Fund (CPMNX)

Shareholder Letter (Unaudited)

Dear Shareholder:

We are pleased to provide to you the annual report of the Convergence Long/Short Equity Fund and the Convergence Market Neutral Fund (the “Funds”) for the year ended November 30, 2019.  We have been managing our Convergence Long/Short Equity Fund, incepted December 29, 2009, for almost a decade.  Additionally, our Convergence Market Neutral Fund is approaching its four-year anniversary at the end of January 2020.  Both of our Funds employ the Convergence systematic long/short investment approach which seeks to benefit from fundamentally strong companies outperforming their weak fundamental counterparts. Over the long term, our Funds strive for strong total returns with the potential for downside risk mitigation through an active short.  We manage all our Funds with the philosophy that over the long term, strong “fundamentals” outperform weak “fundamentals.”  Moreover, our Funds all utilize the Convergence proprietary stock ranking process which analyzes the domestic investment universe and helps to identify, quantify and rank strong and weak fundamentals.

Our long-term investors know that we utilize numerous factors grouped into factor composites like Traditional Value and Accelerating Sales.  We monitor the performance of these composites to learn what the market is rewarding or punishing.  Over the twelve months ended November 30, 2019, we see that much of the positive spread or differentiation in stocks has been a combination of robust long-term expected growth, prudent capital discipline, and strong price momentum.  Conversely, there was negative contribution from fundamental tilts to lower risk companies, financial statement quality (accruals), and reasonable valuation.  As we have stated before, this demonstrates the benefit of the fundamental factor diversification that we employ at Convergence. While it is unlikely for all fundamental tilts to generate a positive spread in short time periods, we believe these fundamental spreads, based on sound economic principles, can help produce real wealth for investors over time as they provide complimentary attributes.  We remain steadfast to our philosophy that strong fundamentals win in the long run.

Digging a bit deeper into the performance of the past twelve months, our Funds underperformed their benchmarks, with the bulk of this underperformance occurring in the first few months of 2019.  Since Christmas Eve 2018 through mid- to late-April 2019, many of the usual heuristics that rational market participants employ in stock selection were out of favor: Valuation, Quality and Leverage, for example.  This environment of inverted fundamentals is always challenging for investors like Convergence, who focus on fundamentally strong companies for investment.  Our two Funds had negative long-short spread over the trailing 12 months; however, they have both had positive long-short spread in the most recent 6 months.  For the fiscal year ended November 30, 2019, the short positions in our Funds contributed positively to the spread while the longs detracted, in both Funds.  Over the trailing 6 months, for both Funds, the shorts contributed positively, while the long positions detracted less, meaning they kept better pace with the broad market.

At Convergence, we understand that our Funds will not outperform in every consecutive time period.  We do, however, firmly believe that investment decisions based on a sound and logical philosophy, paired with a long-term approach, can deliver superior results.  Buying reasonably valued stocks with strong earnings and sales growth, while shorting unprofitable stocks with wild valuations, seems like a recipe for success to us at Convergence.

Convergence Long/Short Equity Fund Performance:

The objective of the Convergence Long/Short Equity Fund is to achieve long-term growth.  The Fund seeks to realize its investment objective by establishing long and short positions in equity securities of larger cap domestic companies with medium and large market capitalizations. The Fund will hold long (purchase) securities that Convergence believes will outperform the market, and it will sell short securities expected to underperform the market. Convergence constructs the portfolio as an actively managed equity strategy that adapts to ever changing market dynamics through a market cycle. The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 50% to 100% of the fund’s total assets. Under normal market conditions, the Fund’s long positions may range from 90% to 150% of the fund’s total assets, and its short positions may range from 20% to 70% of the fund’s total assets. In making investment decisions for the Fund, Convergence utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies within each industry group.

In the fiscal year ended November 30, 2019, the Convergence Long/Short Equity Fund returned 4.72%, versus the Russell 3000® Total Return Index at 15.49%.  The Convergence Long/Short Equity Fund has advanced cumulatively 223.29% net of fees from December 29, 2009 (its inception) through November 30, 2019, versus the Russell 3000® Total Return Index at 238.79%.

Average Annual Total Returns (net of fees)
							Since
Through	One	Three		One	Three	Five	Inception
November 30, 2019	Month	Month	YTD	Year	Year	Year	Annualized
Convergence
Long/Short Equity
Institutional Class
(MARNX)	1.75%	5.56%	13.04%	4.72%	10.24%	7.94%	12.56%
Russell 3000®
Total Return Index	3.80%	7.90%	27.34%	15.49%	14.22%	10.61%	13.09%

Fund inception = 12/29/2009

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-677-9414.

Gross Expense Ratio on the Fund applicable to investors is 2.20% the Expense Ratio excluding dividends and interest on short positions is 1.27%. Pursuant to an operating expense limitation agreement between Convergence and the Fund, Convergence has agreed to contractually waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (exclusive of dividends or interest expenses on short positions, acquired fund fees and expenses, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, brokerage commissions, and extraordinary expenses) do not exceed 1.50% of the average net assets for the Institutional Class of the Long/Short Equity Fund through November 1, 2020.

Periods less than 12 months are not annualized.

Convergence Market Neutral Fund Performance

The Convergence Market Neutral Fund’s objective is to seek positive absolute returns.  The Fund is intended to produce returns uncorrelated to the stock market, aiding diversification while striving to improve risk adjusted returns.  The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic companies that are deemed to be attractive (and likely to increase in price), or unattractive (and likely to decrease in price).  The Fund is designed to be “market neutral,” targeting a portfolio designed to generate positive absolute returns with low correlation to the U.S. equity market over a normal business cycle.  The Fund focuses primarily on companies with medium and large market capitalizations. Convergence constructs the portfolio as an actively managed equity strategy that adapts to ever changing market dynamics through a market cycle.  The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 0% to 30% of the Fund’s total assets.  Under normal market conditions, the Fund’s long positions may range from 70% to 125% of the Fund’s total assets, and its short positions may range from 60% to 100% of the Fund’s total assets.  In making investment decisions for the Fund, Convergence utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness (and unattractiveness) of the companies within each industry group.

In the fiscal year ended November 30, 2019, the Convergence Market Neutral Fund returned -3.17%, versus the ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index at 2.32%.  The Convergence Market Neutral Fund was up cumulatively 9.32% net of fees from its January 29, 2016 inception through November 30, 2019 while the ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index was up cumulatively 5.28% over the same period.

Average Annual Total Returns (net of fees)
						Since
	One	Three		One	Three	Inception
Through November 30, 2019	Month	Month	YTD	Year	Year	Annualized
Convergence
Market Neutral
Institutional Class
(CPMNX)	-1.09%	-0.46%	-2.84%	-3.17%	2.00%	2.35%
ICE BofA Merrill
Lynch 3 Month
U.S.Treasury Bill Index	0.12%	0.49%	2.13%	2.32%	1.63%	1.35%
S&P 500 TR Index	3.63%	7.86%	27.63%	16.11%	14.88%	15.72%

Fund inception = 1/29/2016

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-677-9414.

Gross Expense Ratio on the Fund is 2.63%. The Expense Ratio applicable to investors is 2.70% and the Expense Ratio applicable to investors excluding dividends and interest on short positions is 1.50%. Pursuant to an operating expense limitation agreement between Convergence and the Fund, Convergence has contractually agreed to waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (exclusive of dividends or interest expenses on short positions, acquired fund fees and expenses, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, brokerage commissions, and extraordinary expenses) for the Fund does not exceed 1.50% of the Fund’s average net assets through November 1, 2020.

Periods less than 12 months are not annualized.

The Convergence fundamental stock picking methodology is geared toward long holdings with strong cash flow, earnings, profits and other desirable financial characteristics. We strive to achieve these favorable portfolio statistics while never overpaying in terms of valuation. Our research has shown that, over time, companies with these characteristics have rewarded investors, as the portfolio statistics are signs of healthy and growing companies with competitively strong business models. The Convergence process separately seeks to identify companies with weak or declining fundamentals, and our research has shown this to be effective in sourcing alpha from shorting.

In closing, as we always say, stay fundamental.

Thank you for your support.

David J. Abitz, CFA	Justin Neuberg, CFA
President & Chief Investment Officer	Co-Portfolio Manager
Convergence Investment Partners, LLC	Convergence Investment Partners, LLC

Disclosures

Past performance is not indicative of future results.

This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security. Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

Mutual fund investing involves risk. Principal loss is possible. Investments in small, micro and medium capitalization companies involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds regularly make short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Must be preceded or accompanied by a prospectus.

Diversification does not assure a profit nor protect against loss in a declining market.

Quasar Distributors, LLC, distributor.

Alpha – The excess return of an investment relative to the return of a benchmark index is the investment’s alpha.

Correlation – A statistical measure that quantifies the degree to which two securities move in relation to each other. Correlations are used in advanced portfolio management and have a value that must fall between -1 and 1.

Long Short Spread – The long-short spread is the return of the portfolio’s long holdings minus the return of the portfolio’s short holdings.  It provides insights into the efficiency of returns of the portfolio’s long versus short holdings. The Russell 3000 Total Return Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The S&P 500 Total Return Index is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ and assumes that any cash distributions, such as dividends, are reinvested back into the index. You cannot invest directly in an index. The volatility of an index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees.

CONVERGENCE FUNDS
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/19 – 11/30/19).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CONVERGENCE FUNDS
Expense Examples (Continued)
(Unaudited)

	Convergence Long/Short Equity Fund – Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/19	11/30/19	6/1/19 – 11/30/19*
Actual**	$1,000.00	$1,114.50	$11.77
Hypothetical (5% return
before expenses)***	$1,000.00	$1,013.94	$11.21

*
Expenses are equal to the Fund’s annualized expense ratio of 2.22%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions, interest and broker expenses, the Fund’s annualized expense ratio would be 1.35%.

**	Excluding dividends on short positions, interest and broker expenses, your actual cost of investing in the Fund would be $7.16.
***	Excluding dividends on short positions, interest and broker expenses, your hypothetical cost of investing in the Fund would be $6.83.

	Convergence Market Neutral Fund – Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/19	11/30/19	6/1/19 – 11/30/19*
Actual**	$1,000.00	$1,039.00	$9.76
Hypothetical (5% return
before expenses)***	$1,000.00	$1,015.49	$9.65

*
Expenses are equal to the Fund’s annualized expense ratio of 1.91%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions, interest and broker expenses, the Fund’s annualized expense ratio would be 1.50%.

**	Excluding dividends on short positions, interest and broker expenses, your actual cost of investing in the Fund would be $7.67.
***	Excluding dividends on short positions, interest and broker expenses, your hypothetical cost of investing in the Fund would be $7.59.

CONVERGENCE LONG/SHORT EQUITY FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is to seek long-term capital growth. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies. The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization. The Fund generally considers companies with medium and large market capitalizations to be those companies that comprise the upper half of the Russell 3000® Total Return Index. As of March 31, 2019, the market capitalization range of the upper half of the Russell 3000® Total Return Index was between $1.3 billion and $904.9 billion. The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Continued

CONVERGENCE LONG/SHORT EQUITY FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2019

		Russell 3000®
	Institutional	Total Return
	Class Shares	Index
One Year	4.72%	15.49%
Three Year	10.24%	14.22%
Five Year	7.94%	10.61%
Since Inception (12/29/09)	12.56%	13.09%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The Russell 3000® Total Return Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $15,000 Investment

*  Inception Date

CONVERGENCE MARKET NEUTRAL FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek positive absolute returns. The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic companies that are deemed to be attractive (and likely to increase in price), or unattractive (and likely to decrease in price). The Fund is designed to be “market neutral,” targeting a portfolio designed to generate positive absolute returns with low correlation to the U.S. equity market over a normal business cycle. The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization. The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities it expects to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Continued

CONVERGENCE MARKET NEUTRAL FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of November 30, 2019

		ICE BofA
		Merrill Lynch
		3-Month
	Institutional	U.S. Treasury
	Class Shares	Bill Index
One Year	-3.17%	2.32%
Three Year	2.00%	1.63%
Since Inception (1/29/16)	2.35%	1.35%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

One cannot invest directly in an index.

Growth of $15,000 Investment

*  Inception Date

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments

November 30, 2019

	Shares	Value
COMMON STOCKS* 131.31%

Accommodation 0.61%
Wyndham Destinations, Inc.	8,535	$413,948

Administrative and Support Services 1.87%
MasterCard, Inc. – Class A	3,398	992,997
TransUnion	3,193	275,588
		1,268,585
Air Transportation 1.31%
Delta Air Lines, Inc.	7,905	453,035
United Continental Holdings, Inc. (a)	4,690	435,232
		888,267
Ambulatory Health Care Services 2.44%
Medpace Holdings, Inc. (a)(b)	10,680	818,836
Novocure Ltd. (a)(c)	9,057	834,874
		1,653,710
Amusement, Gambling, and Recreation Industries 0.59%
SeaWorld Entertainment, Inc. (a)	13,562	397,095

Broadcasting (except Internet) 3.33%
Discovery Communications, Inc. – Class A (a)	32,341	1,065,312
DISH Network Corp. – Class A (a)	34,811	1,189,492
		2,254,804
Building Material and Garden Equipment 2.21%
BMC Stock Holdings, Inc. (a)	19,888	588,884
Home Depot, Inc.	4,105	905,193
		1,494,077
Chemical Manufacturing 10.11%
AbbVie, Inc.	9,599	842,120
Alexion Pharmaceuticals, Inc. (a)	6,158	701,643
Biogen, Inc. (a)	2,930	878,444
Bristol-Myers Squibb Co.	14,614	832,121
Gilead Sciences, Inc.	12,973	872,305
Innospec, Inc.	3,797	373,625
Johnson & Johnson	5,746	790,018
Kimberly-Clark Corp.	5,596	762,959
NewMarket Corp.	807	398,634
Pfizer, Inc.	10,195	392,711
		6,844,580

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Computer and Electronic Product Manufacturing 21.31%
Alphabet, Inc. – Class A (a)	649	$846,354
Alphabet, Inc. – Class C (a)	1,225	1,598,576
Apple, Inc.	9,049	2,418,345
Cisco Systems, Inc.	14,863	673,443
Dell Technologies, Inc. – Class C (a)	14,329	694,813
Fortinet, Inc. (a)	9,254	972,688
Intel Corp.	16,426	953,529
Jabil, Inc.	21,221	824,224
Lam Research Corp.	3,356	895,481
Medtronic PLC (c)	6,115	681,150
Northrop Grumman Corp.	1,504	529,062
QUALCOMM, Inc.	10,863	907,604
Tech Data Corp. (a)	5,722	829,061
Teradyne, Inc.	11,681	731,114
Thermo Fisher Scientific, Inc.	2,813	883,141
		14,438,585
Construction of Buildings 0.92%
Meritage Homes Corp. (a)	4,740	315,400
PulteGroup, Inc.	7,841	310,896
		626,296
Credit Intermediation and Related Activities 10.07%
Bank of America Corp.	46,128	1,536,986
BankUnited, Inc.	5,786	202,857
Capital One Financial Corp.	6,511	651,165
CIT Group, Inc.	4,916	223,776
Citigroup, Inc.	14,822	1,113,429
Hilltop Holdings, Inc.	8,026	197,680
Huntington Bancshares, Inc.	12,970	193,123
OneMain Holdings, Inc.	15,105	650,874
Regions Financial Corp.	20,300	337,792
Wells Fargo & Co.	27,577	1,501,843
Zions Bancorporation	4,293	213,706
		6,823,231
Data Processing, Hosting and Related Services 2.67%
CoreLogic, Inc. (a)	20,486	848,735
Visa, Inc. – Class A	5,219	962,958
		1,811,693

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Electrical Equipment, Appliance, and
Component Manufacturing 0.46%
Whirlpool Corp.	2,179	$311,815

Fabricated Metal Product Manufacturing 2.54%
Atkore International Group, Inc. (a)	14,774	616,371
Ball Corp.	6,033	398,540
Crown Holdings, Inc. (a)	4,843	367,584
LCI Industries	3,186	339,182
		1,721,677
Food Manufacturing 4.36%
General Mills, Inc.	13,239	705,903
Hershey Co.	5,152	763,320
Pilgrim’s Pride Corp. (a)	24,045	757,418
Tyson Foods, Inc. – Class A	8,078	726,131
		2,952,772
Food Services and Drinking Places 1.24%
Brinker International, Inc.	9,263	414,982
Starbucks Corp.	4,996	426,808
		841,790
Furniture and Related Product Manufacturing 0.46%
Tempur Sealy International, Inc. (a)	3,659	310,576

General Merchandise Stores 2.52%
Target Corp.	6,864	858,069
Wal-Mart, Inc.	7,135	849,707
		1,707,776
Heavy and Civil Engineering Construction 2.18%
KBR, Inc.	31,735	944,751
MasTec, Inc. (a)	8,062	534,833
		1,479,584
Hospitals 1.05%
Universal Health Services, Inc. – Class B	5,080	708,609

Insurance Carriers and Related Activities 4.49%
Allstate Corp.	4,602	512,433
Arch Capital Group Ltd. (a)(c)	9,745	408,998
AXA Equitable Holdings, Inc.	25,042	619,539

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Insurance Carriers and Related Activities 4.49% (Continued)
MetLife, Inc.	9,787	$488,469
Prudential Financial, Inc.	5,579	522,306
WR Berkley Corp.	7,207	490,076
		3,041,821
Machinery Manufacturing 0.80%
Cummins, Inc.	2,962	541,631

Merchant Wholesalers, Durable Goods 0.79%
Builders FirstSource, Inc. (a)	21,148	537,371

Merchant Wholesalers, Nondurable Goods 6.45%
AmerisourceBergen Corp.	8,781	771,938
Cardinal Health, Inc.	14,267	785,113
McKesson Corp.	4,971	719,005
Procter & Gamble Co.	6,387	779,597
Sysco Corp.	7,554	608,475
World Fuel Services Corp.	16,643	705,663
		4,369,791
Mining (except Oil and Gas) 1.11%
Martin Marietta Materials, Inc.	1,349	362,072
Vulcan Materials Co.	2,741	388,865
		750,937
Motor Vehicle and Parts Dealers 3.23%
Asbury Automotive Group, Inc. (a)	8,303	920,305
AutoNation, Inc. (a)	15,601	797,055
Group 1 Automotive, Inc.	4,589	473,080
		2,190,440
Nonmetallic Mineral Product Manufacturing 0.78%
Owens Corning	7,851	526,488

Nonstore Retailers 1.92%
Amazon.com, Inc. (a)	724	1,303,779

Oil and Gas Extraction 1.07%
Phillips 66	6,299	722,621

Petroleum and Coal Products Manufacturing 3.92%
Carlisle Companies, Inc.	3,606	562,464
Delek U.S. Holdings, Inc.	19,555	670,932

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Petroleum and Coal Products Manufacturing 3.92% (Continued)
HollyFrontier Corp.	13,728	$707,678
Valero Energy Corp.	7,458	712,165
		2,653,239
Primary Metal Manufacturing 0.54%
Reliance Steel & Aluminum Co.	3,088	364,322

Printing and Related Support Activities 0.38%
Cimpress NV (a)(c)	2,013	257,946

Professional, Scientific, and Technical Services 8.48%
AECOM (a)	12,372	536,079
Cerner Corp.	8,157	583,960
Facebook, Inc. – Class A (a)	6,516	1,313,886
International Business Machines Corp.	7,300	981,485
Interpublic Group of Companies, Inc.	41,075	920,080
Mobile Mini, Inc.	6,103	231,670
Tetra Tech, Inc.	2,919	257,718
VMware, Inc. – Class A (b)	5,897	917,691
		5,742,569
Publishing Industries (except Internet) 8.16%
Cadence Design Systems, Inc. (a)	14,311	1,005,348
Citrix Systems, Inc.	8,396	947,153
Microsoft Corp.	6,336	959,144
NortonLifeLock, Inc.	37,382	930,812
Oracle Corp.	17,064	957,973
Veeva Systems, Inc. – Class A (a)	4,885	728,744
		5,529,174
Rail Transportation – 0.67%
CSX Corp.	6,327	452,634

Real Estate 1.19%
CBRE Group, Inc. – Class A (a)	7,170	408,833
Jones Lang LaSalle, Inc.	2,396	398,527
		807,360
Rental and Leasing Services 2.03%
Navient Corp.	47,279	678,454
Synchrony Financial	18,599	695,788
		1,374,242

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 2.02%
Ameriprise Financial, Inc.	3,939	$645,484
Morgan Stanley	14,633	724,041
		1,369,525
Specialty Trade Contractors 0.77%
EMCOR Group, Inc.	5,865	521,574

Support Activities for Mining 0.79%
MDU Resources Group, Inc.	18,340	532,594

Telecommunications 2.66%
AT&T, Inc.	48,142	1,799,548

Transportation Equipment Manufacturing 1.25%
BorgWarner, Inc.	6,869	288,841
Lockheed Martin Corp.	1,425	557,218
		846,059
Truck Transportation 0.68%
Landstar System, Inc.	4,146	461,906

Utilities 3.51%
AES Corp.	32,269	610,207
NextEra Energy, Inc.	2,283	533,811
NRG Energy, Inc.	15,149	601,870
Southern Co.	10,217	633,351
		2,379,239
Water Transportation 0.59%
Norwegian Cruise Line Holdings Ltd. (a)(c)	7,477	401,066

Wood Product Manufacturing 0.78%
Universal Forest Products, Inc.	10,602	525,859
TOTAL COMMON STOCKS (Cost $75,222,972)		88,953,205

REAL ESTATE INVESTMENT TRUSTS* 4.42%

Accommodation 0.96%
Sunstone Hotel Investors, Inc.	26,884	376,376
Xenia Hotels & Resorts, Inc.	13,095	275,781
		652,157

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Funds, Trusts, and Other Financial Vehicles 0.44%
Simon Property Group, Inc.	1,956	$295,767

Real Estate 3.02%
American Tower Corp.	1,471	314,838
Duke Realty Corp.	9,028	317,605
First Industrial Realty Trust, Inc.	8,519	362,738
Invitation Homes, Inc.	11,707	357,415
Lexington Realty Trust	31,120	344,810
PS Business Parks, Inc.	1,989	351,237
		2,048,643
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,823,916)		2,996,567

RIGHTS* 0.03%
Bristol-Myers Squibb Co. (Expiration: December 31, 2020) (a)	8,245	17,727
DISH Network Corp. (Expiration: December 9, 2019) (a)	1,884	1,281
TOTAL RIGHTS (Cost $21,992)		19,008

SHORT-TERM INVESTMENTS 0.02%
First American Government Obligations Fund –
Class X, 1.559% (b)(d)	12,983	12,983
TOTAL SHORT-TERM INVESTMENTS (Cost $12,983)		12,983
Total Investments (Cost $78,081,863) 135.78%		91,981,763
Liabilities in Excess of Other Assets (35.78)%		(24,240,978)
TOTAL NET ASSETS 100.00%		$67,740,785

Percentages are stated as a percent of net assets.

*	Unless otherwise noted, all or a portion of these securities, totaling $90,232,253, are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	This security is not pledged as collateral for securities sold short.
(c)	Foreign issued security.
(d)	Seven day yield as of November 30, 2019.

Abbreviations:
Ltd.	Limited Liability Company.
NV	Naamloze vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short

November 30, 2019

	Shares	Value
SECURITIES SOLD SHORT (53.14)%

COMMON STOCKS (50.61)%

Accommodation (0.58)%
Extended Stay America, Inc.	(8,722)	$(128,737)
MGM Resorts International	(4,104)	(131,123)
Red Rock Resorts, Inc. – Class A	(5,559)	(130,080)
		(389,940)
Administrative and Support Services (0.22)%
Equifax, Inc.	(491)	(68,563)
TriNet Group, Inc.	(1,475)	(80,756)
		(149,319)
Ambulatory Health Care Services (0.75)%
iRhythm Technologies, Inc.	(3,527)	(254,261)
LHC Group, Inc.	(1,917)	(255,729)
		(509,990)
Animal Production and Aquaculture (0.38)%
Cal-Maine Foods, Inc.	(5,874)	(255,695)

Apparel Manufacturing (0.58)%
Capri Holdings Ltd. (a)	(2,700)	(100,278)
Lululemon Athletica, Inc.	(442)	(99,755)
PVH Corp.	(980)	(95,021)
Ralph Lauren Corp.	(897)	(96,284)
		(391,338)
Beverage and Tobacco Product Manufacturing (0.35)%
Keurig Dr Pepper, Inc.	(7,714)	(238,671)

Broadcasting (except Internet) (2.19)%
CBS Corp.	(4,917)	(198,549)
Gray Television, Inc.	(13,710)	(277,491)
Liberty Latin America Ltd. (a)	(10,977)	(196,927)
Madison Square Garden Co. – Class A	(1,026)	(289,106)
Roku, Inc.	(1,679)	(269,261)
Spotify Technology SA (a)	(1,760)	(250,888)
		(1,482,222)
Chemical Manufacturing (5.38)%
Aerie Pharmaceuticals, Inc.	(3,044)	(57,806)
Agios Pharmaceuticals, Inc.	(2,337)	(90,909)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
Chemical Manufacturing (5.38)% (Continued)
Albemarle Corp.	(1,785)	$(116,703)
Bluebird Bio, Inc.	(2,774)	(224,528)
Blueprint Medicines Corp.	(2,462)	(201,982)
Chemours Co.	(7,388)	(116,657)
Deciphera Pharmaceuticals, Inc.	(2,461)	(116,381)
Denali Therapeutics, Inc.	(10,469)	(186,244)
Global Blood Therapeutics, Inc.	(2,598)	(172,767)
Guardant Health, Inc.	(3,165)	(245,826)
Immunomedics, Inc.	(9,631)	(180,870)
Ingevity Corp.	(1,306)	(117,945)
Insmed, Inc.	(4,782)	(110,225)
International Flavors & Fragrances, Inc.	(993)	(140,241)
Linde PLC (a)	(621)	(128,056)
Mosaic Co.	(6,948)	(132,359)
MyoKardia, Inc.	(2,283)	(148,737)
Nektar Therapeutics	(8,795)	(178,451)
REGENXBIO, Inc.	(2,094)	(87,655)
Sage Therapeutics, Inc.	(2,591)	(401,009)
Sarepta Therapeutics, Inc.	(2,505)	(281,787)
Ultragenyx Pharmaceutical, Inc.	(2,471)	(97,975)
Zogenix, Inc.	(2,223)	(106,215)
		(3,641,328)
Computer and Electronic Product Manufacturing (4.16)%
Advanced Micro Devices, Inc.	(6,692)	(261,992)
Cree, Inc.	(5,913)	(261,414)
Cubic Corp.	(2,380)	(141,729)
First Solar, Inc.	(4,972)	(274,654)
ForeScout Technologies, Inc.	(8,839)	(316,702)
Lumentum Holdings, Inc.	(5,099)	(375,592)
Monolithic Power Systems, Inc.	(1,653)	(265,604)
Onto Innovation, Inc.	(7,908)	(265,392)
Pure Storage, Inc. – Class A	(17,220)	(276,725)
ViaSat, Inc.	(5,170)	(379,995)
		(2,819,799)
Construction of Buildings (0.14)%
Lennar Corp. – Class A	(1,605)	(95,738)

Credit Intermediation and Related Activities (2.79)%
Bank of Hawaii Corp.	(2,524)	(227,438)
Bank of N.T. Butterfield & Son Ltd. (a)	(3,118)	(107,727)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
Credit Intermediation and Related Activities (2.79)% (Continued)
CenterState Bank Corp.	(7,478)	$(190,166)
Independent Bank Group, Inc.	(2,487)	(143,326)
LendingTree, Inc.	(473)	(170,531)
Northwest Bancshares, Inc.	(8,834)	(146,998)
Pinnacle Financial Partners, Inc.	(3,778)	(232,044)
Santander Consumer USA Holdings, Inc.	(8,902)	(209,642)
Synovus Financial Corp.	(7,231)	(275,428)
TCF Financial Corp.	(4,363)	(185,384)
		(1,888,684)
Data Processing, Hosting and Related Services (0.11)%
Upwork, Inc.	(6,423)	(74,828)

Electrical Equipment, Appliance,
and Component Manufacturing (1.68)%
Axon Enterprise, Inc.	(2,383)	(175,865)
Energizer Holdings, Inc.	(6,274)	(313,010)
GrafTech International Ltd.	(11,535)	(162,528)
IPG Photonics Corp.	(2,288)	(325,102)
Lennox International, Inc.	(643)	(164,512)
		(1,141,017)
Electronics and Appliance Stores (0.51)%
Smartsheet, Inc. – Class A	(7,330)	(347,662)

Food and Beverage Stores (0.75)%
GrubHub, Inc.	(5,884)	(253,718)
Sprouts Farmers Market, Inc.	(12,757)	(252,589)
		(506,307)
Food Manufacturing (1.06)%
Conagra Brands, Inc.	(8,357)	(241,267)
Freshpet, Inc.	(4,162)	(223,666)
Kraft Heinz Co.	(8,165)	(249,033)
		(713,966)
Food Services and Drinking Places (0.36)%
Texas Roadhouse, Inc.	(2,146)	(124,253)
Wayfair, Inc. – Class A	(1,426)	(121,096)
		(245,349)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
Funds, Trusts, and Other Financial Vehicles (0.42)%
Magnolia Oil & Gas Corp. – Class A	(26,123)	$(283,696)

General Merchandise Stores (1.81)%
Kohl’s Corp.	(6,457)	(303,544)
Macy’s, Inc.	(21,245)	(325,473)
Ollie’s Bargain Outlet Holdings, Inc.	(5,205)	(340,407)
PriceSmart, Inc.	(3,471)	(259,423)
		(1,228,847)
Insurance Carriers and Related Activities (1.75)%
Cigna Corp.	(1,199)	(239,705)
eHealth, Inc.	(1,882)	(173,633)
Lincoln National Corp.	(2,844)	(167,938)
Loews Corp.	(2,986)	(151,987)
Markel Corp.	(135)	(153,299)
RLI Corp.	(1,547)	(141,349)
White Mountains Insurance Group Ltd. (a)	(142)	(157,183)
		(1,185,094)
Machinery Manufacturing (0.78)%
II-VI, Inc.	(12,471)	(364,028)
Terex Corp.	(5,903)	(165,697)
		(529,725)
Management of Companies and Enterprises (0.68)%
Cullen/Frost Bankers, Inc.	(3,631)	(339,717)
Renasant Corp.	(3,331)	(117,917)
		(457,634)
Merchant Wholesalers, Durable Goods (1.74)%
Beacon Roofing Supply, Inc.	(4,861)	(144,129)
Jefferies Financial Group, Inc.	(10,959)	(229,042)
Kaman Corp.	(2,601)	(165,424)
New Relic, Inc.	(4,541)	(308,879)
Sunrun, Inc.	(11,334)	(157,316)
Trinity Industries, Inc.	(8,398)	(176,694)
		(1,181,484)
Merchant Wholesalers, Nondurable Goods (0.67)%
Allakos, Inc.	(1,684)	(159,980)
Nu Skin Enterprises, Inc. – Class A	(7,708)	(294,754)
		(454,734)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
Mining (except Oil and Gas) (0.17)%
Freeport-McMoRan, Inc.	(10,228)	$(116,395)

Miscellaneous Manufacturing (2.53)%
Cantel Medical Corp.	(3,391)	(260,768)
DexCom, Inc.	(1,132)	(257,315)
ICU Medical, Inc.	(1,425)	(267,159)
Insulet Corp.	(1,390)	(258,123)
National Vision Holdings, Inc.	(13,491)	(407,428)
Penumbra, Inc.	(1,490)	(263,611)
		(1,714,404)
Motion Picture and Sound Recording Industries (0.81)%
Netflix, Inc.	(985)	(309,940)
World Wrestling Entertainment, Inc. – Class A	(3,818)	(236,792)
		(546,732)
Motor Vehicle and Parts Dealers (1.03)%
Cargurus, Inc.	(8,857)	(355,077)
Carvana Co.	(3,516)	(335,145)
		(690,222)
Nursing and Residential Care Facilities (0.19)%
Eldorado Resorts, Inc.	(2,444)	(130,778)

Oil and Gas Extraction (1.62)%
Concho Resources, Inc.	(4,297)	(311,790)
Diamondback Energy, Inc.	(3,251)	(251,432)
Occidental Petroleum Corp.	(6,952)	(268,139)
WPX Energy, Inc.	(27,079)	(266,457)
		(1,097,818)
Other Information Services (1.03)%
LiveRamp Holdings, Inc.	(6,819)	(341,564)
Zillow Group, Inc. – Class A	(9,147)	(357,282)
		(698,846)
Personal and Laundry Services (0.20)%
WW International, Inc.	(3,185)	(137,879)

Pipeline Transportation (0.29)%
South Jersey Industries, Inc.	(6,333)	(197,843)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
Primary Metal Manufacturing (0.21)%
United States Steel Corp.	(10,615)	$(139,269)

Professional, Scientific, and Technical Services (2.47)%
Allogene Therapeutics, Inc.	(3,600)	(101,448)
Alteryx, Inc. – Class A	(2,944)	(334,232)
Cloudera, Inc.	(32,469)	(320,794)
Nutanix, Inc. – Class A	(10,648)	(397,703)
Pluralsight, Inc. – Class A	(17,467)	(296,764)
Virtu Financial, Inc. – Class A	(13,368)	(221,909)
		(1,672,850)
Publishing Industries (except Internet) (1.93)%
Dropbox, Inc. – Class A	(14,593)	(269,825)
Splunk, Inc.	(2,495)	(372,304)
SS&C Technologies Holdings, Inc.	(5,585)	(335,379)
Tenable Holdings, Inc.	(12,155)	(330,008)
		(1,307,516)
Real Estate (0.30)%
Kennedy-Wilson Holdings, Inc.	(4,900)	(110,789)
Redfin Corp.	(4,799)	(92,525)
		(203,314)
Rental and Leasing Services (1.22)%
Air Lease Corp.	(3,687)	(171,187)
AMERCO	(424)	(153,581)
GATX Corp.	(1,970)	(159,235)
Harsco Corp.	(7,532)	(167,587)
Ryder System, Inc.	(3,386)	(177,731)
		(829,321)
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities (2.23)%
BGC Partners, Inc. – Class A	(39,463)	(228,886)
CommScope Holding Company, Inc.	(24,889)	(338,490)
E*TRADE Financial Corp.	(5,155)	(228,366)
Goldman Sachs Group, Inc.	(993)	(219,801)
Verra Mobility Corp.	(20,603)	(308,427)
WillScot Corp.	(10,483)	(186,178)
		(1,510,148)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
Telecommunications (1.44)%
GCI Liberty, Inc. – Class A	(4,630)	$(328,684)
Shenandoah Telecommunications Co.	(9,507)	(356,988)
Twilio, Inc. – Class A	(2,831)	(292,386)
		(978,058)
Transit and Ground Passenger Transportation (0.31)%
Lyft, Inc. – Class A	(4,293)	(210,271)

Transportation Equipment Manufacturing (0.89)%
Dorman Products, Inc.	(1,670)	(124,114)
Fox Factory Holding Corp.	(1,751)	(115,443)
TransDigm Group, Inc.	(313)	(177,502)
Westinghouse Air Brake Technologies Corp.	(2,341)	(183,932)
		(600,991)
Truck Transportation (0.27)%
Knight-Swift Transportation Holdings, Inc.	(4,993)	(184,691)

Utilities (1.37)%
Edison International	(2,689)	(185,810)
Evergy, Inc.	(2,897)	(183,293)
National Fuel Gas Co.	(4,180)	(188,184)
New Jersey Resources Corp.	(4,314)	(183,518)
Vistra Energy Corp.	(7,146)	(189,583)
		(930,388)
Waste Management and Remediation Services (0.26)%
Casella Waste Systems, Inc. – Class A	(1,821)	(85,059)
Stericycle, Inc.	(1,428)	(89,707)
		(174,766)
TOTAL COMMON STOCKS (Proceeds $34,420,023)		(34,285,567)

REAL ESTATE INVESTMENT TRUSTS (2.53)%

Forestry and Logging (0.17)%
Rayonier, Inc.	(3,792)	(116,149)

Paper Manufacturing (0.18)%
PotlatchDeltic Corp.	(2,753)	(119,563)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
Real Estate (2.00)%
American Assets Trust, Inc.	(2,156)	$(102,475)
Colony Credit Real Estate, Inc.	(17,055)	(225,979)
Cousins Properties, Inc.	(2,958)	(119,769)
JBG SMITH Properties	(2,611)	(104,127)
Liberty Property Trust	(1,952)	(120,282)
Macerich Co.	(3,817)	(102,792)
PennyMac Mortgage Investment Trust	(10,334)	(238,611)
Physicians Realty Trust	(5,792)	(111,148)
Realty Income Corp.	(1,379)	(105,673)
Vornado Realty Trust	(1,952)	(126,041)
		(1,356,897)
Telecommunications (0.18)%
SBA Communications Corp.	(503)	(118,944)
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Proceeds $1,754,211)		(1,711,553)
Total Securities Sold Short (Proceeds $36,174,234)		$(35,997,120)

(a)	Foreign issued security.

Abbreviations:
Ltd.	Limited Liability Company.
PLC	Public Limited Company.
SA	Generally designates a type of corporation in various countries, mostly those employing a civil law legal system.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments

November 30, 2019

	Shares	Value
COMMON STOCKS* 102.73%

Accommodation 0.86%
Wyndham Destinations, Inc.	11,382	$552,027

Administrative and Support Services 1.65%
MasterCard, Inc. – Class A	1,850	540,626
TransUnion	5,924	511,300
		1,051,926
Air Transportation 1.39%
Delta Air Lines, Inc.	7,969	456,703
United Continental Holdings, Inc. (a)	4,643	430,870
		887,573
Ambulatory Health Care Services 1.63%
Medpace Holdings, Inc. (a)	7,117	545,660
Novocure Ltd.	5,357	493,808
		1,039,468
Amusement, Gambling, and Recreation Industries 0.83%
SeaWorld Entertainment, Inc. (a)	18,086	529,558

Broadcasting (except Internet) 1.22%
Discovery, Inc. – Class A (a)	12,639	416,329
DISH Network Corp. – Class A (a)	10,714	366,097
		782,426
Building Material and Garden Equipment and Supplies Dealers 1.49%
BMC Stock Holdings, Inc. (a)	18,796	556,550
Home Depot, Inc.	1,806	398,241
		954,791
Chemical Manufacturing 8.03%
AbbVie, Inc.	6,329	555,243
Alexion Pharmaceuticals, Inc. (a)	4,748	540,987
Biogen, Inc. (a)	1,807	541,757
Bristol-Myers Squibb Co.	10,197	580,617
Gilead Sciences, Inc.	8,092	544,106
Innospec, Inc.	5,124	504,202
Johnson & Johnson	3,893	535,249
Kimberly-Clark Corp.	2,366	322,580
NewMarket Corp.	1,037	512,247
Pfizer, Inc.	12,890	496,523
		5,133,511

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Computer and Electronic Product Manufacturing 11.91%
Alphabet, Inc. – Class A (a)	326	$425,133
Alphabet, Inc. – Class C (a)	316	412,367
Apple, Inc.	2,124	567,639
Cisco Systems, Inc. – Class C	11,516	521,790
Dell Technologies, Inc. (a)	9,473	459,346
Fortinet, Inc. (a)	5,128	539,004
Intel Corp.	8,674	503,526
Jabil, Inc.	13,717	532,768
Lam Research Corp.	1,794	478,693
Medtronic PLC (c)	4,334	482,764
Northrop Grumman Corp.	1,557	547,706
QUALCOMM, Inc.	5,748	480,245
Tech Data Corp. (a)	4,134	598,976
Teradyne, Inc.	7,640	478,188
Thermo Fisher Scientific, Inc.	1,875	588,656
		7,616,801
Construction of Buildings 1.77%
Meritage Homes Corp. (a)	8,571	570,314
PulteGroup, Inc.	14,136	560,493
		1,130,807
Credit Intermediation and Related Activities 9.42%
Bank of America Corp.	17,279	575,737
BankUnited, Inc.	15,587	546,480
Capital One Financial Corp.	5,096	509,651
CIT Group, Inc.	11,844	539,139
Citigroup, Inc.	7,506	563,851
Hilltop Holdings, Inc.	21,980	541,367
Huntington Bancshares, Inc.	37,233	554,399
OneMain Holdings, Inc.	11,451	493,424
Regions Financial Corp.	34,394	572,316
Wells Fargo & Co.	10,716	583,594
Zions Bancorporation	10,865	540,860
		6,020,818
Data Processing, Hosting and Related Services 1.69%
CoreLogic, Inc. (a)	13,271	549,817
Visa, Inc. – Class A	2,892	533,603
		1,083,420

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Electrical Equipment, Appliance, and
Component Manufacturing 0.88%
Whirlpool Corp.	3,928	$562,097

Fabricated Metal Product Manufacturing 3.10%
Atkore International Group, Inc. (a)	15,290	637,899
Ball Corp.	7,444	491,751
Crown Holdings, Inc. (a)	6,528	495,475
LCI Industries	3,363	358,025
		1,983,150
Food Manufacturing 2.98%
General Mills, Inc.	8,828	470,709
Hershey Co.	3,185	471,890
Pilgrim’s Pride Corp. (a)	16,476	518,994
Tyson Foods, Inc. – Class A	4,933	443,427
		1,905,020
Food Services and Drinking Places 1.74%
Brinker International, Inc.	12,353	553,414
Starbucks Corp.	6,557	560,165
		1,113,579
Furniture and Related Product Manufacturing 0.86%
Tempur Sealy International, Inc. (a)	6,466	548,834

General Merchandise Stores 1.22%
Target Corp.	3,201	400,157
Wal-Mart, Inc.	3,189	379,778
		779,935
Heavy and Civil Engineering Construction 1.72%
KBR, Inc.	17,944	534,193
MasTec, Inc. (a)	8,530	565,880
		1,100,073
Hospitals 0.78%
Universal Health Services, Inc. – Class B	3,594	501,327

Insurance Carriers and Related Activities 4.92%
Allstate Corp.	4,889	544,390
Arch Capital Group Ltd. (a)(c)	12,776	536,209
AXA Equitable Holdings, Inc.	20,881	516,596

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Insurance Carriers and Related Activities 4.92% (Continued)
MetLife, Inc.	10,686	$533,338
Prudential Financial, Inc.	5,320	498,058
WR Berkley Corp.	7,600	516,800
		3,145,391
Machinery Manufacturing 0.90%
Cummins, Inc.	3,145	575,095

Merchant Wholesalers, Durable Goods 0.89%
Builders FirstSource, Inc. (a)	22,403	569,260

Merchant Wholesalers, Nondurable Goods 3.93%
AmerisourceBergen Corp.	5,345	469,879
Cardinal Health, Inc.	8,743	481,127
McKesson Corp.	3,197	462,414
Procter & Gamble Co.	2,851	347,993
Sysco Corp.	3,672	295,780
World Fuel Services Corp.	10,664	452,154
		2,509,347
Mining (except Oil and Gas) 1.60%
Martin Marietta Materials, Inc.	1,851	496,808
Vulcan Materials Co.	3,708	526,054
		1,022,862
Motor Vehicle and Parts Dealers 1.90%
Asbury Automotive Group, Inc. (a)	3,524	390,600
AutoNation, Inc. (a)	8,033	410,406
Group 1 Automotive, Inc.	3,979	410,195
		1,211,201
Nonmetallic Mineral Product Manufacturing 0.89%
Owens Corning	8,454	566,925

Nonstore Retailers 0.67%
Amazon.com, Inc. (a)	237	426,790

Oil and Gas Extraction 0.71%
Phillips 66	3,943	452,341

Petroleum and Coal Products Manufacturing 2.93%
Carlisle Companies, Inc.	3,603	561,996
Delek U.S. Holdings, Inc.	12,894	442,393

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Petroleum and Coal Products Manufacturing 2.93% (Continued)
HollyFrontier Corp.	8,395	$432,762
Valero Energy Corp.	4,592	438,490
		1,875,641
Primary Metal Manufacturing 0.77%
Reliance Steel & Aluminum Co.	4,163	491,151

Printing and Related Support Activities 0.78%
Cimpress NV (a)(c)	3,895	499,105

Professional, Scientific, and Technical Services 6.14%
AECOM (a)	13,406	580,882
Cerner Corp.	7,159	512,513
Facebook, Inc. – Class A (a)	2,118	427,074
International Business Machines Corp.	3,863	519,379
Interpublic Group of Companies, Inc.	18,287	409,629
Mobile Mini, Inc.	13,224	501,983
Tetra Tech, Inc.	5,603	494,689
VMware, Inc. – Class A (b)	3,061	476,353
		3,922,502
Publishing Industries (except Internet) 4.88%
Cadence Design Systems, Inc. (a)	7,858	552,025
Citrix Systems, Inc.	4,622	521,408
Microsoft Corp.	3,438	520,444
NortonLifeLock, Inc.	22,088	549,991
Oracle Corp.	9,003	505,428
Veeva Systems, Inc. – Class A (a)	3,139	468,276
		3,117,572
Rail Transportation 0.71%
CSX Corp.	6,377	456,211

Real Estate 1.72%
CBRE Group, Inc. – Class A (a)	9,627	548,932
Jones Lang LaSalle, Inc.	3,311	550,719
		1,099,651
Rental and Leasing Services 1.54%
Navient Corp.	33,512	480,897
Synchrony Financial	13,450	503,164
		984,061

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 1.65%
Ameriprise Financial, Inc.	3,238	$530,611
Morgan Stanley	10,628	525,873
		1,056,484
Specialty Trade Contractors 0.89%
EMCOR Group, Inc.	6,400	569,152

Support Activities for Mining 0.85%
MDU Resources Group, Inc.	18,819	546,504

Telecommunications 0.95%
AT&T, Inc.	16,327	610,303

Transportation Equipment Manufacturing 1.47%
BorgWarner, Inc.	8,890	373,825
Lockheed Martin Corp.	1,447	565,820
		939,645
Truck Transportation 0.68%
Landstar System, Inc.	3,912	435,836

Utilities 3.43%
AES Corp.	29,624	560,190
NextEra Energy, Inc.	2,343	547,840
NRG Energy, Inc.	14,103	560,312
Southern Co.	8,426	522,328
		2,190,670
Water Transportation 0.88%
Norwegian Cruise Line Holdings Ltd. (a)(c)	10,498	563,113

Wood Product Manufacturing 0.88%
Universal Forest Products, Inc.	11,370	563,952
TOTAL COMMON STOCKS (Cost $58,932,962)		65,677,906

REAL ESTATE INVESTMENT TRUSTS* 7.47%

Accommodation 1.68%
Sunstone Hotel Investors, Inc.	38,535	539,490
Xenia Hotels & Resorts, Inc.	25,268	532,144
		1,071,634

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments (Continued)

November 30, 2019

	Shares	Value
Funds, Trusts, and Other Financial Vehicles 0.85%
Simon Property Group, Inc.	3,580	$541,332

Real Estate 4.94%
American Tower Corp.	2,319	496,336
Duke Realty Corp.	15,422	542,546
First Industrial Realty Trust, Inc.	12,031	512,280
Invitation Homes, Inc.	18,112	552,959
Lexington Realty Trust	48,415	536,438
PS Business Parks, Inc.	2,941	519,351
		3,159,910
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,535,670)		4,772,876

RIGHTS* 0.02%
Bristol-Myers Squibb Co. (Expiration: December 31, 2020) (a)	4,656	10,011
DISH Network Corp. (Expiration: December 9, 2019) (a)	580	394
TOTAL RIGHTS (Cost $11,295)		10,405
Total Investments (Cost $63,479,927) 110.22%		70,461,187
Liabilities in Excess of Other Assets (10.22)%		(6,532,032)
TOTAL NET ASSETS 100.00%		$63,929,155

Percentages are stated as a percent of net assets.

*	Unless otherwise noted, all or a portion of these securities, totaling $69,439,173, are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	This security is not pledged as collateral for securities sold short.
(c)	Foreign issued security.

Abbreviations:
Ltd.	Limited Liability Company.
NV	Naamloze vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short

November 30, 2019

	Shares	Value
SECURITIES SOLD SHORT (86.84)%

COMMON STOCKS (79.70)%

Accommodation (1.65)%
Extended Stay America, Inc.	(23,548)	$(347,568)
MGM Resorts International	(11,078)	(353,942)
Red Rock Resorts, Inc. – Class A	(15,007)	(351,164)
		(1,052,674)
Administrative and Support Services (0.97)%
Equifax, Inc.	(2,154)	(300,785)
TriNet Group, Inc.	(5,784)	(316,674)
		(617,459)
Ambulatory Health Care Services (1.07)%
iRhythm Technologies, Inc.	(4,735)	(341,346)
LHC Group, Inc.	(2,573)	(343,238)
		(684,584)
Animal Production and Aquaculture (0.50)%
Cal-Maine Foods, Inc.	(7,358)	(320,294)

Apparel Manufacturing (2.24)%
Capri Holdings Ltd. (a)	(9,935)	(368,986)
Lululemon Athletica, Inc.	(1,613)	(364,038)
PVH Corp.	(3,579)	(347,020)
Ralph Lauren Corp.	(3,275)	(351,538)
		(1,431,582)
Beverage and Tobacco Product Manufacturing (0.51)%
Keurig Dr Pepper, Inc.	(10,511)	(325,210)

Broadcasting (except Internet) (1.83)%
CBS Corp.	(4,861)	(196,287)
Gray Television, Inc.	(9,745)	(197,239)
Liberty Latin America Ltd. (a)	(10,181)	(182,647)
Madison Square Garden Co. – Class A	(692)	(194,992)
Roku, Inc.	(1,193)	(191,321)
Spotify Technology SA (a)	(1,469)	(209,406)
		(1,171,892)
Chemical Manufacturing (9.31)%
Aerie Pharmaceuticals, Inc.	(11,577)	(219,847)
Agios Pharmaceuticals, Inc.	(5,804)	(225,776)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
Chemical Manufacturing (9.31)% (Continued)
Albemarle Corp.	(5,185)	$(338,995)
Bluebird Bio, Inc.	(2,793)	(226,065)
Blueprint Medicines Corp.	(2,767)	(227,005)
Chemours Co.	(20,051)	(316,605)
Deciphera Pharmaceuticals, Inc.	(4,440)	(209,968)
Denali Therapeutics, Inc.	(11,923)	(212,110)
Global Blood Therapeutics, Inc.	(3,715)	(247,047)
Guardant Health, Inc.	(4,248)	(329,942)
Immunomedics, Inc.	(11,553)	(216,965)
Ingevity Corp.	(3,774)	(340,830)
Insmed, Inc.	(10,240)	(236,032)
International Flavors & Fragrances, Inc.	(2,598)	(366,915)
Linde PLC (a)	(1,636)	(337,360)
Mosaic Co.	(18,857)	(359,226)
MyoKardia, Inc.	(3,672)	(239,231)
Nektar Therapeutics	(10,227)	(207,506)
REGENXBIO, Inc.	(5,487)	(229,686)
Sage Therapeutics, Inc.	(1,389)	(214,976)
Sarepta Therapeutics, Inc.	(1,977)	(222,393)
Ultragenyx Pharmaceutical, Inc.	(5,345)	(211,929)
Zogenix, Inc.	(4,491)	(214,580)
		(5,950,989)
Computer and Electronic Product Manufacturing (4.95)%
Advanced Micro Devices, Inc.	(7,475)	(292,646)
Cree, Inc.	(6,948)	(307,171)
Cubic Corp.	(4,986)	(296,916)
First Solar, Inc.	(5,846)	(322,933)
ForeScout Technologies, Inc.	(9,914)	(355,219)
Lumentum Holdings, Inc.	(4,975)	(366,459)
Monolithic Power Systems, Inc.	(1,879)	(301,918)
Onto Innovation, Inc.	(8,833)	(296,435)
Pure Storage, Inc. – Class A	(17,270)	(277,529)
ViaSat, Inc.	(4,682)	(344,127)
		(3,161,353)
Construction of Buildings (0.55)%
Lennar Corp. – Class A	(5,861)	(349,609)

Credit Intermediation and Related Activities (5.51)%
Bank of Hawaii Corp.	(3,942)	(355,214)
Bank of N.T. Butterfield & Son Ltd. (a)	(10,375)	(358,456)
CenterState Bank Corp.	(13,918)	(353,935)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
Credit Intermediation and Related Activities (5.51)% (Continued)
Independent Bank Group, Inc.	(6,132)	$(353,387)
LendingTree, Inc.	(926)	(333,851)
Northwest Bancshares, Inc.	(21,068)	(350,572)
Pinnacle Financial Partners, Inc.	(5,817)	(357,280)
Santander Consumer USA Holdings, Inc.	(14,456)	(340,439)
Synovus Financial Corp.	(9,339)	(355,723)
TCF Financial Corp.	(8,633)	(366,815)
		(3,525,672)
Data Processing, Hosting and Related Services (0.49)%
Upwork, Inc.	(26,645)	(310,414)

Electrical Equipment, Appliance, and
Component Manufacturing (2.68)%
Axon Enterprise, Inc.	(4,931)	(363,908)
Energizer Holdings, Inc.	(5,348)	(266,812)
GrafTech International Ltd.	(25,080)	(353,377)
IPG Photonics Corp.	(2,526)	(358,919)
Lennox International, Inc.	(1,439)	(368,168)
		(1,711,184)
Electronics and Appliance Stores (0.58)%
Smartsheet, Inc. – Class A	(7,832)	(371,472)

Food and Beverage Stores (0.78)%
GrubHub, Inc.	(6,677)	(287,912)
Sprouts Farmers Market, Inc.	(10,705)	(211,959)
		(499,871)
Food Manufacturing (1.47)%
Conagra Brands, Inc.	(10,882)	(314,163)
Freshpet, Inc.	(5,724)	(307,608)
Kraft Heinz Co.	(10,322)	(314,821)
		(936,592)
Food Services and Drinking Places (0.97)%
Texas Roadhouse, Inc.	(5,984)	(346,474)
Wayfair, Inc. – Class A	(3,196)	(271,404)
		(617,878)
Funds, Trusts, and Other Financial Vehicles (0.51)%
Magnolia Oil & Gas Corp.	(30,257)	(328,591)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
General Merchandise Stores (1.63)%
Kohl’s Corp.	(5,737)	$(269,697)
Macy’s, Inc.	(17,203)	(263,550)
Ollie’s Bargain Outlet Holdings, Inc.	(4,433)	(289,918)
PriceSmart, Inc.	(2,925)	(218,615)
		(1,041,780)
Insurance Carriers and Related Activities (3.78)%
Cigna Corp.	(1,682)	(336,265)
eHealth, Inc.	(4,132)	(381,218)
Lincoln National Corp.	(5,971)	(352,588)
Loews Corp.	(6,508)	(331,257)
Markel Corp.	(302)	(342,936)
RLI Corp.	(3,556)	(324,912)
White Mountains Insurance Group Ltd. (a)	(314)	(347,573)
		(2,416,749)
Machinery Manufacturing (1.12)%
II-VI, Inc.	(12,408)	(362,190)
Terex Corp.	(12,647)	(355,001)
		(717,191)
Management of Companies and Enterprises (1.10)%
Cullen/Frost Bankers, Inc.	(3,806)	(356,089)
Renasant Corp.	(9,872)	(349,469)
		(705,558)
Merchant Wholesalers, Durable Goods (3.26)%
Beacon Roofing Supply, Inc.	(10,309)	(305,662)
Jefferies Financial Group, Inc.	(16,833)	(351,809)
Kaman Corp.	(5,568)	(354,125)
New Relic, Inc.	(5,283)	(359,350)
Sunrun, Inc.	(26,215)	(363,864)
Trinity Industries, Inc.	(16,668)	(350,695)
		(2,085,505)
Merchant Wholesalers, Nondurable Goods (0.75)%
Allakos, Inc.	(2,333)	(221,635)
Nu Skin Enterprises, Inc. – Class A	(6,732)	(257,432)
		(479,067)
Mining (except Oil and Gas) (0.57)%
Freeport-McMoRan, Inc.	(32,021)	(364,399)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
Miscellaneous Manufacturing (3.20)%
Cantel Medical Corp.	(4,773)	$(367,044)
DexCom, Inc.	(1,519)	(345,284)
ICU Medical, Inc.	(1,827)	(342,526)
Insulet Corp.	(1,866)	(346,516)
National Vision Holdings, Inc.	(9,692)	(292,698)
Penumbra, Inc.	(2,000)	(353,840)
		(2,047,908)
Motion Picture and Sound Recording Industries (0.61)%
Netflix, Inc.	(654)	(205,788)
World Wrestling Entertainment, Inc.	(3,020)	(187,300)
		(393,088)
Motor Vehicle and Parts Dealers (0.75)%
Cargurus, Inc.	(4,725)	(189,425)
Carvana Co.	(3,044)	(290,154)
		(479,579)
Nursing and Residential Care Facilities (0.55)%
Eldorado Resorts, Inc.	(6,599)	(353,113)

Oil and Gas Extraction (2.27)%
Concho Resources, Inc.	(5,022)	(364,396)
Diamondback Energy, Inc.	(4,747)	(367,133)
Occidental Petroleum Corp.	(9,287)	(358,200)
WPX Energy, Inc.	(36,729)	(361,413)
		(1,451,142)
Other Information Services (0.86)%
LiveRamp Holdings, Inc.	(7,196)	(360,448)
Zillow Group, Inc. – Class A	(4,915)	(191,980)
		(552,428)
Personal and Laundry Services (0.58)%
WW International, Inc.	(8,598)	(372,207)

Pipeline Transportation (0.58)%
South Jersey Industries, Inc.	(11,890)	(371,444)

Primary Metal Manufacturing (0.55)%
United States Steel Corp.	(26,668)	(349,884)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
Professional, Scientific, and Technical Services (3.25)%
Allogene Therapeutics, Inc.	(7,419)	$(209,067)
Alteryx, Inc. – Class A	(3,302)	(374,876)
Cloudera, Inc.	(37,753)	(373,000)
Nutanix, Inc. – Class A	(11,761)	(439,274)
Pluralsight, Inc. – Class A	(20,388)	(346,392)
Virtu Financial, Inc. – Class A	(20,354)	(337,876)
		(2,080,485)
Publishing Industries (except Internet) (2.26)%
Dropbox, Inc.	(18,576)	(343,470)
Splunk, Inc.	(2,777)	(414,385)
SS&C Technologies Holdings, Inc.	(5,606)	(336,640)
Tenable Holdings, Inc.	(12,785)	(347,113)
		(1,441,608)
Real Estate (1.06)%
Kennedy-Wilson Holdings, Inc.	(15,367)	(347,448)
Redfin Corp.	(17,113)	(329,939)
		(677,387)
Rental and Leasing Services (2.79)%
Air Lease Corp.	(7,737)	(359,229)
AMERCO	(952)	(344,833)
GATX Corp.	(4,190)	(338,678)
Harsco Corp.	(17,007)	(378,406)
Ryder System, Inc.	(6,907)	(362,548)
		(1,783,694)
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities (3.27)%
BGC Partners, Inc. – Class A	(60,617)	(351,578)
CommScope Holding Company, Inc.	(24,763)	(336,777)
E*TRADE Financial Corp.	(7,455)	(330,256)
Goldman Sachs Group, Inc.	(1,531)	(338,887)
Verra Mobility Corp.	(24,235)	(362,798)
WillScot Corp.	(20,672)	(367,134)
		(2,087,430)
Telecommunications (1.30)%
GCI Liberty, Inc. – Class A	(3,218)	(228,446)
Shenandoah Telecommunications Co.	(6,606)	(248,055)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
Telecommunications (1.30)% (Continued)
Twilio, Inc. – Class A	(3,390)	$(350,119)
		(826,620)
Transit and Ground Passenger Transportation (0.60)%
Lyft, Inc. – Class A	(7,883)	(386,109)

Transportation Equipment Manufacturing (2.08)%
Dorman Products, Inc.	(4,055)	(301,368)
Fox Factory Holding Corp.	(4,727)	(311,651)
TransDigm Group, Inc.	(617)	(349,901)
Westinghouse Air Brake Technologies Corp.	(4,670)	(366,922)
		(1,329,842)
Truck Transportation (0.57)%
Knight-Swift Transportation Holdings, Inc.	(9,803)	(362,613)

Utilities (2.76)%
Edison International	(5,056)	(349,370)
Evergy, Inc.	(5,355)	(338,811)
National Fuel Gas Co.	(8,123)	(365,697)
New Jersey Resources Corp.	(8,377)	(356,358)
Vistra Energy Corp.	(13,435)	(356,430)
		(1,766,666)
Waste Management and Remediation Services (1.03)%
Casella Waste Systems, Inc. – Class A	(7,124)	(332,762)
Stericycle, Inc.	(5,230)	(328,549)
		(661,311)
TOTAL COMMON STOCKS (Proceeds $50,278,465)		(50,952,127)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2019

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (7.14)%

Forestry and Logging (0.54)%
Rayonier, Inc.	(11,381)	$(348,600)

Paper Manufacturing (0.54)%
PotlatchDeltic Corp.	(7,882)	(342,315)

Real Estate (5.52)%
American Assets Trust, Inc.	(7,739)	(367,834)
Colony Credit Real Estate, Inc.	(26,198)	(347,124)
Cousins Properties, Inc.	(8,724)	(353,235)
JBG SMITH Properties	(9,023)	(359,837)
Liberty Property Trust	(5,679)	(349,940)
Macerich Co.	(13,272)	(357,415)
PennyMac Mortgage Investment Trust	(15,023)	(346,881)
Physicians Realty Trust	(18,267)	(350,544)
Realty Income Corp.	(4,503)	(345,065)
Vornado Realty Trust	(5,438)	(351,132)
		(3,529,007)
Telecommunications (0.54)%
SBA Communications Corp.	(1,456)	(344,300)
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Proceeds $4,713,259)		(4,564,222)
Total Securities Sold Short (Proceeds $54,991,724)		$(55,516,349)

(a)	Foreign issued security.

Abbreviations:
Ltd.	Limited Liability Company.
PLC	Public Limited Company.
SA	Generally designates a type of corporation in various countries, mostly those employing a civil law legal system.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Assets and Liabilities

November 30, 2019

	Long/Short	Market
	Equity Fund	Neutral Fund
Assets
Investments, at value (cost $78,081,863 and
$63,479,927, respectively)	$91,981,763	$70,461,187
Deposit for short sales at broker	11,731,301	48,647,681
Dividends and interest receivable	165,127	118,468
Receivable for Fund shares sold	—	157,237
Cash	—	311,022
Receivable from Broker	—	13,757
Other assets	16,196	6,919
Total Assets	103,894,387	119,716,271

Liabilities
Securities sold short, at value (proceeds $36,174,234
and $54,991,724, respectively)	35,997,120	55,516,349
Payable for Fund shares redeemed	—	94,224
Dividends payable on short positions	33,403	59,615
Payable to broker for interest expense	6,192	—
Payable to Adviser	56,378	67,194
Payable to affiliates	30,733	24,827
Accrued expenses and other liabilities	29,776	24,907
Total Liabilities	36,153,602	55,787,116
Net Assets	$67,740,785	$63,929,155

Net Assets Consist Of:
Paid-in capital	38,585,114	64,072,791
Total distributable earnings (losses)	29,155,671	(143,636)
Net Assets	$67,740,785	$63,929,155

Institutional Class Shares
Net Assets	$67,740,785	$63,929,155
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	3,428,140	5,848,815
Net asset value, redemption price and
offering price per share	$19.76	$10.93

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Operations

For the Year Ended November 30, 2019

	Long/Short	Market
	Equity Fund	Neutral Fund
Investment Income
Dividend income(1)	$2,704,118	$1,575,162
Interest income	9,527	761,349
Total Investment Income	2,713,645	2,336,511

Expenses
Management fees	921,803	687,285
Dividends on short positions	548,921	927,084
Interest and broker expenses	247,935	—
Administration fees	104,081	91,470
Transfer agent fees and expenses	44,476	31,969
Legal fees	29,540	16,833
Custody fees	25,131	17,837
Federal and state registration fees	21,102	24,998
Audit and tax fees	20,245	19,503
Reports to shareholders	12,158	7,601
Chief Compliance Officer fees	11,641	11,641
Fund accounting fees	9,947	9,946
Trustees’ fees	8,387	8,405
Other expenses	7,780	8,258
Total Expenses	2,013,147	1,862,830
Expense recoupment by Adviser (Note 4)	—	96,651
Net Expenses	2,013,147	1,959,481
Net Investment Income	700,498	377,030
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	17,836,254	3,160,756
Short transactions	5,477,679	(4,605,378)
Change in net unrealized appreciation (depreciation) on:
Investments	(11,657,784)	3,119,443
Short transactions	(10,267,477)	(5,373,591)
Realized and Unrealized Gain (Loss) on Investments	1,388,672	(3,698,770)
Net Increase/(Decrease) in Net Assets from Operations	$2,089,170	$(3,321,740)

(1)	Net of $299 and $588 in dividend withholding tax for the Long/Short Equity Fund and the Market Neutral Fund, respectively.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2019	2018
From Operations
Net investment income	$700,498	$39,778
Net realized gain (loss) from:
Investments	17,836,254	15,476,063
Short transactions	5,477,679	(9,606,014)
Change in net unrealized
appreciation (depreciation) on:
Investments	(11,657,784)	(7,017,239)
Short transactions	(10,267,477)	10,537,785
Net increase in net assets from operations	2,089,170	9,430,373

From Distributions
Net dividend and distributions	(4,715,158)	(16,352,802)
Net decrease in net assets resulting
from distributions paid	(4,715,158)	(16,352,802)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	10,685,731	8,504,815
Net asset value of shares issued in
reinvestment of distributions to shareholders –
Institutional Class	3,301,834	12,291,992
Payments for shares redeemed –
Institutional Class	(56,482,086)	(29,578,358)
Net decrease in net assets from
capital share transactions	(42,494,521)	(8,781,551)

Total Decrease In Net Assets	(45,120,509)	(15,703,980)

Net Assets
Beginning of year	112,861,294	128,565,274
End of year	$67,740,785	$112,861,294

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2019	2018
From Operations
Net investment gain (loss)	$377,030	$(16,121)
Net realized gain (loss) from:
Investments	3,160,756	(975,840)
Short transactions	(4,605,378)	(3,414,707)
Change in net unrealized
appreciation (depreciation) on:
Investments	3,119,443	741,915
Short transactions	(5,373,591)	5,185,930
Net increase/(decrease) in
net assets from operations	(3,321,740)	1,521,177

From Distributions
Net dividend and distributions	(13,122)	—
Net decrease in net assets
resulting from distributions paid	(13,122)	—

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	41,273,923	62,278,983
Net asset value of shares issued in
reinvestment of distributions to shareholders –
Institutional Class	10,484	—
Payments for shares redeemed –
Institutional Class	(55,138,079)	(5,306,765)
Net increase/(decrease) in net assets from
capital share transactions	(13,853,672)	56,972,218

Total Increase (Decrease) In Net Assets	(17,188,534)	58,493,395

Net Assets
Beginning of year	81,117,689	22,624,294
End of year	$63,929,155	$81,117,689

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Cash Flows

For the Year Ended November 30, 2019

	Long/Short	Market
	Equity Fund	Neutral Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets
resulting from operations	$2,089,170	$(3,321,740)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of investments	(299,462,450)	(219,917,047)
Purchases of short-term investments, net	81,898	828,924
Proceeds from sales of long-term investments	368,545,829	244,721,898
Return of capital distributions received
from underlying investments	619,330	337,985
Decrease in dividends and interest receivable	86,048	55,832
(Increase) Decrease in deposits at broker for short sales	(161,229)	12,383,771
Increase in receivable for investment securities sold	—	26,610,843
Decrease in receivable for securities lending	15	—
Decrease in receivable from broker	—	18,117
(Increase) Decrease in other assets	(2,923)	1,300
Proceeds from securities sold short	143,032,077	203,492,166
Purchases to cover securities sold short	(166,180,742)	(226,598,183)
Increase in payable for investment securities purchased	—	(28,235,505)
Decrease in dividends payable on short positions	(8,330)	(21,353)
Decrease in payable to broker for interest expense	(3,828)	—
Decrease in payable to Adviser	(36,333)	(6,144)
Decrease in accrued expenses and other liabilities	(3,525)	(7,790)
Unrealized depreciation (appreciation) on investments	11,657,784	(3,119,443)
Unrealized depreciation on short transactions	10,267,477	5,373,591
Net realized gain on investments	(17,836,254)	(3,160,756)
Net realized (gain) loss on short transactions	(5,477,679)	4,605,378
Net cash provided by operating activities	47,206,335	14,041,844

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Cash Flows (Continued)

For the Year Ended November 30, 2019

	Long/Short	Market
	Equity Fund	Neutral Fund
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$10,689,158	$41,317,833
Payment on shares redeemed	(56,490,436)	(55,048,855)
Cash distributions paid to shareholders	(1,413,324)	(2,638)
Net cash used by financing activities	(47,214,602)	(13,733,660)
Net change in cash	$(8,267)	$308,184

CASH:
Beginning Balance	8,267	2,838
Ending Balance	$—	$311,022

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	251,763	—
Non-cash financing activities – distributions reinvested	3,301,834	10,484
Non-cash financing activities – decrease in
receivable for Fund shares sold	(3,427)	(43,910)
Non-cash financing activities – increase/(decrease)
in payable for Fund shares redeemed	8,350	(89,224)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Financial Highlights – Institutional Class

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gains
Total distributions paid

Net Asset Value, End of Year

Total Return(2)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(3)
After waiver, expense reimbursement and recoupments(3)
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Portfolio turnover rate

(1)	Per share net investment income was calculated using the daily average shares outstanding method.
(2)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver, expense reimbursement and recoupments and after waiver, expense reimbursement and recoupments ratios excluding dividends on short positions, interest and broker expenses were 1.32% and 1.32%, 1.27% and 1.27%, 1.28% and 1.28%, 1.31% and 1.31%, and 1.26% and 1.26% for the years ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended November 30,
2019	2018	2017	2016	2015
$19.83	$21.03	$18.47	$18.63	$18.11

0.14	0.01	0.04	0.11	0.04
0.65	1.47	3.32	0.93	0.53
0.79	1.48	3.36	1.04	0.57

(0.07)	(0.04)	(0.18)	(0.07)	(0.05)
(0.79)	(2.64)	(0.62)	(1.13)	—
(0.86)	(2.68)	(0.80)	(1.20)	(0.05)

$19.76	$19.83	$21.03	$18.47	$18.63

4.72%	7.69%	18.81%	6.04%	3.15%

$67,741	$112,861	$128,565	$125,815	$225,867

2.18%	2.20%	2.11%	2.21%	2.24%
2.18%	2.20%	2.11%	2.21%	2.24%

0.76%	0.03%	0.20%	0.65%	0.24%
0.76%	0.03%	0.20%	0.65%	0.24%
239.08%	193.55%	214.61%	260.81%	251.00%

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Financial Highlights – Institutional Class

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gains
Total distributions paid

Net Asset Value, End of Period

Total Return(3)(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupment(5)(6)
After waiver, expense reimbursement and recoupment(5)(6)
Ratio of net investment loss to average net assets:
Before waiver, expense reimbursement and recoupment(6)
After waiver, expense reimbursement and recoupment(6)
Portfolio turnover rate(4)

(1)	The Fund commenced operations on January 29, 2016.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than a full year.
(5)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver, expense reimbursement and recoupment and after waiver, expense reimbursement and recoupment ratios excluding dividends on short positions, interest and broker expenses were 1.36% and 1.50%, 1.43% and 1.50%, 1.91% and 1.50%, and 2.51% and 1.50% for the periods ended November 30, 2019, November 30, 2018, November 30, 2017 and November 30, 2016, respectively.

(6)	Annualized for periods less than one year.
(7)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period

Year Ended		Year Ended		Year Ended	Period Ended
November 30,		November 30,		November 30,	November 30,
2019		2018		2017	2016(1)
$11.29		$10.74		$10.30	$10.00

0.06		(0.0	)(7)	(0.06)	(0.07)
(0.42)		0.55		0.50	0.37
(0.36)		0.55		0.44	0.30

(0.00	)(7)	—		—	—
—		—		—	—
(0.00	)(7)	—		—	—

$10.93		$11.29		$10.74	$10.30

-3.17%		5.02%		4.37%	3.00%

$63,929		$81,118		$22,624	$16,872

2.71%		2.63%		2.88%	4.27%
2.85%		2.70%		2.47%	3.26%

0.69%		0.04%		(0.96)%	(1.92)%
0.55%		(0.03)		(0.55)%	(0.91)%
289.83%		220.15%		262.19%	218.04%

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS
Notes to Financial Statements
November 30, 2019

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Convergence Long/Short Equity Fund (formerly known as the Convergence Core Plus Fund) and Convergence Market Neutral Fund (each, a “Fund” and together the “Funds”) represent distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Convergence Long/Short Equity Fund is long-term capital growth. The investment objective of the Convergence Market Neutral Fund is positive absolute returns.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Convergence Long/Short Equity Fund became effective on December 29, 2009 and commenced operations on December 29, 2009 and January 31, 2013 for the Institutional Class and Investment Class shares, respectively.  Effective February 27, 2017 the Convergence Long/Short Equity Fund ceased offering its Investment Class shares and the remaining Investment Class shares converted to Institutional Class shares on March 27, 2017.  Effective January 25, 2018 the Convergence Long/Short Equity Fund’s Investment Class shares were permanently closed.  The Convergence Market Neutral Fund became effective on January 29, 2016 and commenced operations on January 29, 2016 for the Institutional Class shares.  Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Convergence Investment Partners, LLC (the “Adviser”), the Funds’ investment adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2019

such exchange or on NASDAQ on such day, the security shall be valued at, (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the last sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by an approved independent pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value, as described below. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined as described below. Money market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2019:

Convergence Long/Short Equity Fund

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stock	$88,953,205	$—	$—	$88,953,205
Real Estate
Investment Trusts	2,996,567	—	—	2,996,567
Rights	19,008	—	—	19,008
Short-Term Investments	12,983	—	—	12,983
Total Assets	$91,981,763	$—	$—	$91,981,763
Liabilities:
Securities Sold Short
Common Stocks	$(34,285,567)	$—	$—	$(34,285,567)
Real Estate
Investment Trusts	(1,711,553)	—	—	(1,711,553)
Total Securities Sold Short	$(35,997,120)	$—	$—	$(35,997,120)
Total Liabilities	$(35,997,120)	$—	$—	$(35,997,120)

Convergence Market Neutral Fund

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stock	$65,677,906	$—	$—	$65,677,906
Real Estate
Investment Trusts	4,772,876	—	—	4,772,876
Rights	10,405	—	—	10,405
Total Assets	$70,461,187	$—	$—	$70,461,187
Liabilities:
Securities Sold Short
Common Stocks	$(50,952,127)	$—	$—	$(50,952,127)
Real Estate
Investment Trusts	(4,564,222)	—	—	(4,564,222)
Total Securities Sold Short	$(55,516,349)	$—	$—	$(55,516,349)
Total Liabilities	$(55,516,349)	$—	$—	$(55,516,349)

(1) See the Schedule of Investments for industry classifications.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2019

The Funds measure Level 3 activity as of the end of the period.  For the period ended November 30, 2019, the Funds did not have any significant unobservable inputs (Level 3 securities) used in determining fair value.  Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

The Funds did not invest in derivative securities or engage in hedging activities during the year ended November 30, 2019.

(b) Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which a fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities.  The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense, and interest expense is accrued daily. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short. The Funds’ securities sold short and deposits for short sales are held with one major securities broker-dealer. The Funds do not require this broker-dealer to maintain collateral in support of the receivable for proceeds on securities sold short.

(c) Security Loans

When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral less any lender agent fees. The Funds also continue to receive dividends on the securities loaned. The loans are secured by collateral at least equal to: (i) 105% of the market value of the loaned securities that are foreign securities, or 102% of the market value of any other loaned securities, at the time the securities are loaned; and (ii) 100% of the market value of the loaned securities at all times. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(d) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, necessary to qualify as a regulated investment company and

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2019

make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended November 30, 2019, the Funds did not incur any interest or penalties.

(e) Distributions to Shareholders

The Funds will distribute any net investment income and any net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The Funds do not charge a redemption fee, and therefore the offering and redemption price per share are equal to a Fund’s NAV per share.

(h) Allocation of Income, Expenses and Gains/Losses

Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(i) Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Dividend income from real estate investment trusts (“REITs”) is recognized on the ex-date and included in dividend income.  The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2019

REIT distributions based on the most recent information available and adjust for actual classifications in the calendar year the information is reported.

Withholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

(3)	Federal Tax Matters

The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 was as follows:

Convergence Long/Short Equity Fund

	November 30, 2019	November 30, 2018
Ordinary Income	$392,874	$8,734,021
Long-Term Capital Gain	$4,322,284	$7,618,781

Convergence Market Neutral Fund

	November 30, 2019	November 30, 2018
Ordinary Income	$13,122	$—
Long-Term Capital Gain	$—	$—

The Convergence Long/Short Equity Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2019.  The Convergence Long/Short Equity Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.  The amounts designated as gain for the fiscal years ended November 30, 2019 and 2018 were as follows:

Convergence Long/Short Equity Fund

	November 30, 2019	November 30, 2018
Long-term	$8,405,679	$1,433,047

As of November 30, 2019, the components of accumulated earnings on a tax basis were as follows:

	Convergence	Convergence
	Long/Short	Market
	Equity Fund	Neutral Fund
Cost basis of investments for
federal income tax purposes(1)	$114,458,273	$119,518,414
Gross tax unrealized appreciation	$16,591,010	$10,017,470
Gross tax unrealized depreciation	(2,893,286)	(4,082,973)
Net tax unrealized appreciation	13,697,724	5,934,497
Undistributed ordinary income	8,348,522	393,833
Undistributed long-term capital gain	7,112,355	—
Total distributable earnings	15,460,877	393,833
Other accumulated losses	(2,930)	(6,471,966)
Total accumulated gains	$29,155,671	$(143,636)

(1) Excludes securities sold short.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2019

The tax basis of distributable earnings for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, transfers in-kind, and unsettled short losses for the Funds.

At November 30, 2019, the Convergence Market Neutral Fund had the following capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Convergence Market Neutral Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2019.

Short-Term
Convergence Market Neutral Fund	$6,441,740

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses, and equalization by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications are due to equalization and non-deductible excise tax and have no effect on net assets or NAV per share.  For the year ended November 30, 2019, the following table shows the reclassifications made:

	Convergence	Convergence
	Long/Short	Market
	Equity Fund	Neutral Fund
Paid-in capital	$8,405,682	$(346)
Total distributable earnings	$(8,405,682)	$346

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, each Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses at least through the expiration dates listed below, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2019

	Expiration Date	Expense Limitation Cap
Convergence Long/Short Equity Fund
Institutional Class	November 1, 2020	1.50%

Convergence Market Neutral Fund
Institutional Class	November 1, 2020	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. During the year ended November 30, 2019, expenses of $96,651 previously waived by the Adviser were recouped by the Adviser for the Convergence Market Neutral Fund.  As of the date of this report, there were no prior waivers or reimbursements subject to recoupment from the Convergence Long/Short Equity Fund.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal period ending:

Convergence
Market Neutral Fund
November 30, 2020	$63,955
November 30, 2021	—
November 30, 2022	—

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Funds’ administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  Fees incurred for the year ended November 30, 2019, and owed as of November 30, 2019 are as follows:

	Incurred	Owed
Convergence Long/Short Equity Fund	$104,081	$13,729
Convergence Market Neutral Fund	$91,470	$13,720

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2019

Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank National Association (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian.  Fees incurred for the year ended November 30, 2019, and owed as of November 30, 2019 are as follows:

Fund Accounting	Incurred	Owed
Convergence Long/Short Equity Fund	$9,947	$1,602
Convergence Market Neutral Fund	$9,946	$1,605

Transfer Agency	Incurred	Owed
Convergence Long/Short Equity Fund	$44,476	$6,032
Convergence Market Neutral Fund	$31,969	$5,128

Custody	Incurred	Owed
Convergence Long/Short Equity Fund	$25,131	$7,422
Convergence Market Neutral Fund	$17,837	$2,422

The Funds each have a line of credit with US Bank (see Note 9).

The Funds have entered into a securities lending agreement with US Bank (see Note 10).

Quasar Distributors, LLC (the “Distributor” or “ Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of Fund Services and US Bank.

Certain officers of the Funds are also employees of Fund Services.  A Trustee of the Trust is affiliated with Fund Services and US Bank.  This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of Fund Services.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended November 30, 2019, and owed as of November 30, 2019, are as follows:

	Incurred	Owed
Convergence Long/Short Equity Fund	$11,641	$1,948
Convergence Market Neutral Fund	$11,641	$1,952

(6)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Convergence Long/Short Equity Fund – Institutional Class

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
Shares sold	572,917	425,449
Shares reinvested	195,029	652,095
Shares redeemed	(3,030,259)	(1,499,644)
Net decrease	(2,262,313)	(422,100)

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2019

Convergence Market Neutral Fund – Institutional Class

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
Shares sold	3,768,115	5,553,532
Shares reinvested	936	—
Shares redeemed	(5,105,996)	(473,346)
Net increase (decrease)	(1,336,945)	5,080,186

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short, for the Funds for the year ended November 30, 2019 are summarized below. There were no purchases or sales of U.S. government securities for the Funds.

	Convergence	Convergence
	Long/Short Equity Fund	Market Neutral Fund
Purchases	$299,462,450	$219,917,047
Sales	$368,545,828	$244,721,898

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2019, National Financial Services, LLC, and Charles Schwab & Co., LLC, for the benefit of others, held 41.90% and 25.30%, respectively, of the Convergence Long/Short Equity Fund’s outstanding shares. At November 30, 2019, National Financial Services, LLC, for the benefit of others, held 83.77% of the Convergence Market Neutral Fund’s outstanding shares.

(9)	Line of Credit

At November 30, 2019, the Convergence Long/Short Equity Fund and the Convergence Market Neutral Fund each had lines of credit in the amount of the lesser of 33.33% of the fair value of unencumbered assets of the Fund or $13,000,000 and $5,000,000, respectively, which both mature August 8, 2020. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. Interest was accrued at the prime rate of 5.25% from December 1, 2018 through December 19, 2018, 5.50% from December 20, 2018 through July 30, 2019, 5.25% from July 31, 2019 through September 17, 2019, 5.00% from September 18, 2019 through October 29, 2019, and 4.75% thereafter. There were no loans outstanding for the Funds as of November 30, 2019. The following table provides information regarding usage of the line of credit for the year ended November 30, 2019.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2019

		Average		Maximum	Maximum
	Days	Amount of	Interest	Amount of	Borrowing
	Utilized	Borrowing	Expense*	Borrowing	Dates
Convergence					12/24/2018 &
Long/Short Equity Fund	33	$300,030	$1,482	$2,190,000	12/25/2018
Convergence
Market Neutral Fund	30	$224,133	$1,019	$ 512,000	2/28/2019

* Interest expense is included within other expenses on the Statements of Operations.

(10)	Securities Lending

Following terms of a securities lending agreement with the Funds’ custodian, US Bank, a Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.

Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.

As of November 30, 2019, the Funds did not have any securities out on loan.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Y (a money market fund subject to Rule 2a-7 under the 1940 Act). The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The Funds are not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required.

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2019

(11)	Subsequent Events

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”), such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval received on January 17, 2020.

On December 20, 2019, the Funds declared and paid distributions from ordinary income, short-term realized gain, and long-term realized gain to shareholders of record as of December 19, 2019, as follows:

	Ordinary	Short-Term	Long-Term
	Income	Realized Gains	Realized Gains
Convergence Long/Short Equity Fund	$447,056	$7,919,956	$7,113,297
Convergence Market Neutral Fund	$393,833	$—	$—

CONVERGENCE FUNDS
Report of Independent Registered Public Accounting Firm

To the Shareholders of Convergence Funds and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short, of Convergence Funds comprising Convergence Long/Short Equity Fund and Convergence Market Neutral Fund (the “Funds”), each a series of Trust for Professional Managers, as of November 30, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2019, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Funds within Convergence Funds since 2009.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 27, 2020

CONVERGENCE FUNDS
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE FUNDS
Additional Information
(Unaudited)

Tax Information

For the year ended November 30, 2019, the Convergence Long/Short Equity Fund and the Convergence Market Neutral Fund designated 45.17% and 100.00%, respectively, of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2019, 45.50% and 100.00% of dividends paid from net ordinary income for the Convergence Long/Short Equity Fund and the Convergence Market Neutral Fund, respectively, qualified for the dividends received deduction available to corporate shareholders.

For the fiscal year ended November 30, 2019, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Convergence Long/Short Equity Fund	0.00%
Convergence Market Neutral Fund	0.00%

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	26	Professor Emeritus,	Independent
615 E. Michigan St.		Term; Since		Department	Trustee, USA
Milwaukee, WI 53202		August 22,		of Accounting,	MUTUALS
Year of Birth: 1955		2001		(June 2019–	(an open-end
				present), Professor,	investment
				Department	company with
				of Accounting,	two
				(2004–May 2019),	portfolios).
Chair, Department
of Accounting
(2004–2017),
Marquette University.

Gary A. Drska	Trustee	Indefinite	26	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company with
two
portfolios).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Jonas B. Siegel	Trustee	Indefinite	26	Retired	Independent
615 E. Michigan St.		Term; Since		(2011–present);	Trustee,
Milwaukee, WI 53202		October 23,		Managing Director,	Gottex Trust
Year of Birth: 1943		2009		Chief Administrative	(an open-end
				Officer (“CAO”) and	investment
				Chief Compliance	company)
				Officer (“CCO”),	(2010–2016);
				Granite Capital	Independent
				International Group,	Manager,
				L.P. (an investment	Ramius IDF
				management firm)	fund complex
				(1994–2011).	(two closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	26	President	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since		(2017–present),	Funds (an
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				present), Executive	company)
				Vice President	(2003–2017);
				(1994–2017), U.S.	Trustee, USA
				Bancorp Fund	MUTUALS
				Services, LLC.	(an open-end
investment
company)
(2001–2018).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	Compliance	Term; Since		President,
Milwaukee, WI 53202	Officer,	July 1,		U.S. Bancorp Fund
Year of Birth: 1985	Vice	2017		Services,
	President			LLC (February
	and			2017–present);
	Anti-Money			Vice President and
	Laundering			Assistant CCO,
	Officer			Heartland Advisors,
Inc. (December 2016–
January 2017);
Vice President and
CCO, Heartland
Group, Inc. (May
2016–November
2016); Vice
President, CCO and
Senior Legal Counsel
(May 2016–November
2016), Assistant CCO
and Senior Legal
Counsel (January
2016–April 2016),
Senior Legal and
Compliance Counsel
(2013–2015),
Heartland Advisors, Inc.

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		July 22, 2019		Bancorp Fund
Year of Birth: 1970				Services, LLC
(2019–present);
Partner, Practus, LLP
(2018–2019);
Counsel, Drinker
Biddle & Reath
(2016–2018);
Counsel, Huntington
Bancshares Inc.
(2011–2015).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-677-9414. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-677-9414, or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (through the quarter ended February 29, 2020) or Part F of Form N-PORT (beginning with filings thereafter). Shareholders may view the Funds’ Forms N-PORT and N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Funds toll-free at 1-877-677-9414 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

CONVERGENCE FUNDS

Investment Adviser	Convergence Investment Partners, LLC
3801 PGA Boulevard
Suite 1001
Palm Beach Gardens, Florida 33410

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank National Association
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MN-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the registrant’s Form N-CSR filed on February 3, 2017.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2019	FYE 11/30/2018
Audit Fees	$33,000	$49,500
Audit-Related Fees	$750	0
Tax Fees	$6,000	$9,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2019	FYE 11/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the registrant’s Form N-CSR filed on February 3, 2017.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    1/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    1/29/2020

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    1/29/2020

* Print the name and title of each signing officer under his or her signature.